Temporary Certificate – Exchangeable for Definitive Engraved Certificate When Available for Delivery

FREDERICK’S OF HOLLYWOOD GROUP INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK
SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK
CUSIP 35582T 10 8

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF ($.01) EACH OF

Frederick’s of Hollywood Group Inc. transferable on the books of the corporation in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of said corporation and the facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED:
	SECRETARY	CHAIRMAN

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, NY)
BY	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	.....................Custodian................
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act......................
		in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,_________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
____________________________________________________________________________________________
____________________________________________________________________________________________

______________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________

___________________________________________________________________
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:	___________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15